Exhibit 10.2

WARRANT AGREEMENT

between

SYNDAX PHARMACEUTICALS, INC.

and

BAYER SCHERING PHARMA AG

Dated as of March 26, 2007

Table of Contents

Page
ARTICLE I
Definitions
SECTION 1.01. Definitions	1

ARTICLE II
Issuance of Warrants

SECTION 2.01. Issuance of Warrants	3
SECTION 2.02. Representations and Warranties of the Company	3
SECTION 2.03. Representations and Warranties of the Holder	4

ARTICLE III
Warrant Certificates

SECTION 3.01. Warrant Certificates	4
SECTION 3.02. Forms of Warrant Certificates	5
SECTION 3.03. Execution of Warrant Certificates	5
SECTION 3.04. Registration of Warrant Certificates	5
SECTION 3.05. Exchange and Transfer of Warrant Certificates	5
SECTION 3.06. Mutilated, Lost, Stolen or Destroyed Warrant Certificates	6
SECTION 3.07. Cancellation of Warrant Certificates	7

ARTICLE IV
Warrant Exercise Price and Exercise of Warrants

SECTION 4.01. Exercise Price	7
SECTION 4.02. Exercise of Warrants	7
SECTION 4.03. Issuance of Warrant Shares	8
SECTION 4.04. Certificates for Unexercised Warrants	9
SECTION 4.05. Reservation of Shares	9
SECTION 4.06. No Impairment	9
SECTION 4.07. Expiration of Warrants	9

ARTICLE V
Adjustments and Notice Provisions

SECTION 5.01. Adjustment of Exercise Price; Dividends and Distributions Made on a Fully Diluted Basis	9
SECTION 5.02. Reorganizations	10
SECTION 5.03. Notice of Certain Actions	10
SECTION 5.04. Certificate of Adjustments	11
SECTION 5.05. Warrant Certificate Amendments	11
SECTION 5.06. Fractional Shares	11

i

ii

This WARRANT AGREEMENT (this “Agreement”) is made as of March 26, 2007 between SYNDAX PHARMACEUTICALS, INC., a corporation organized under the laws of the State of Delaware (the “Company”), and BAYER SCHERING PHARMA AG (formerly known as SCHERING AG), a corporation organized under the laws of the Federal Republic of Germany (“Bayer”).

WHEREAS, in connection with the execution and delivery of the License, Development and Commercialization Agreement dated as of the date hereof, among the Company and Bayer, the Company has agreed to issue and deliver to Bayer a warrant (the “Warrant” or “Warrants”) to purchase shares of Common Stock representing, subject to the provisions of Sections 2.01 and 4.02, one and three quarters percent (1.75%) of the shares of Common Stock outstanding on a Fully Diluted Basis as of the earlier of a Date of Exercise and the IPO Date (the shares of Common Stock issuable upon exercise of Warrants being referred to herein as the “Warrant Shares”) as set forth herein;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and obligations hereinafter set forth, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.01. Definitions. As used in this Agreement, the following terms shall have the meanings ascribed to them below.

“Affiliate” of any Person means any Person that, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such Person. For purposes of this “Affiliate” definition only, the term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. The term “Affiliate” shall also include any Person that directly, or indirectly through one or more intermediaries, owns 5% or more of any class of capital stock or other equity interests of the Person specified or that is an officer or director of the Person specified.

“Agreement” has the meaning set forth in the Preamble to this Agreement.

“Bayer” has the meaning set forth in the Preamble of this Agreement.

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed.

“Common Stock” means common stock, par value $0.0001 per share, of the Company.

“Date of Exercise” means, with respect to any Warrant, a date on which such Warrant is exercised as provided herein.

“Election to Purchase” has the meaning set forth in Section 3.02 of this Agreement.

“Exercise Amount” means, with respect to any exercise of Warrants on a Date of Exercise, the number of shares of Common Stock calculated pursuant to the formula set forth in Section 4.02(a).

“Exercise Percentage” means, with respect to any exercise of Warrants on a Date of Exercise, an amount equal to the percentage of the Grant Percentage being exercised on such Date of Exercise; provided that each Exercise Percentage shall not be less than ten percent (10%); and provided further that no Exercise Percentage, taken together with all prior Exercise Percentages, shall exceed one hundred percent (100%).

“Exercise Price” has the meaning set forth in Section 4.01 of this Agreement.

“Expiration Date” means 5:00 p.m., New York City time, on the earlier of (a) the tenth anniversary of the IPO Date and (b) the date of the consummation of a Substantial Disposition Transaction.

“Fair Market Value” means, with respect to any security, the average of the closing prices of such security’s sales on all principal securities exchanges on which such security may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the Nasdaq Stock Market System as of 4:00 P.M., New York time, or, if on any day such security is not quoted in the Nasdaq Stock Market System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of twenty (20) days consisting of the twenty (20) consecutive Business Days prior to such day as of which Fair Market Value is being determined. If at any time such security is not listed on any securities exchange or quoted in the Nasdaq Stock Market System or the over-the-counter market, the Fair Market Value shall be the fair value thereof reasonably determined in good faith by the Board of Directors.

“Fully Diluted Basis” means, with respect to the calculation of the number of shares of Common Stock deemed to be outstanding as of any date, all shares of Common Stock outstanding at the date of determination and all shares of Common Stock issuable upon the exercise of any warrant, right, option or other security outstanding at the date of determination which may be exercised, converted or exchanged for shares of Common Stock. For the avoidance of doubt, Warrant Shares underlying Warrants issued pursuant to the terms of this Warrant Agreement shall be deemed to be shares of Common Stock outstanding on a Fully Diluted Basis.

“Grant Percentage” means one and three quarters percent (1.75%).

“Holder” means a holder of a Warrant Certificate.

“Initial Public Offering” means the sale, pursuant to an underwritten offering pursuant to one or more effective registration statements (other than registration statements on Forms S-4 and S-8) under the Securities Act (other than any sale made (i) in connection with any acquisition of any Person or any properties or assets of any Person or (ii) pursuant to an employee stock option plan, restricted stock plan, stock purchase plan, stock ownership plan or other employee benefit plan of the Company), of at least 15% of the total number of shares of Common Stock that are issued and outstanding immediately prior to such sale.

“IPO Date” means the date of the closing of the Company’s Initial Public Offering.

“Minimum Exercise Threshold” means the amount equal to ten percent (10%) of the Grant Percentage.

“Officer” means the Chief Executive Officer, the President or the Chief Financial Officer.

“Person” means any individual, corporation (including any non-profit corporation), general or limited partnership, cooperative, limited liability company, joint venture, estate, trust, association, organization, labor union or other entity.

“Reorganizations” has the meaning set forth in Section 5.02 of this Agreement.

“Securities Act” means the Securities Act of 1933, as amended, and all rules and regulations promulgated thereunder.

“Substantial Disposition Transaction” means the sale in one transaction or a series of related transactions to a Person or Persons not an Affiliate of the Company, directly or indirectly, pursuant to which such Person or Persons (together with its Affiliates) acquires all or substantially all of the assets or business of the Company.

“Transfer Agent” has the meaning set forth in Section 4.05 of this Agreement.

“Warrant Certificates” means the certificates evidencing the Warrants.

“Warrant Shares” has the meaning set forth in the recitals to this Agreement.

“Warrant” and “Warrants” have the meaning set forth in the recitals to this Agreement.

ARTICLE II

ISSUANCE OF WARRANTS

SECTION 2.01. Issuance of Warrants. (a) Subject to the terms and conditions of this Agreement the Company hereby issues and delivers to Bayer a Warrant to purchase, at the Exercise Price, such number of fully paid and nonassessable shares of Common Stock as is initially equal to one and three quarters percent (1.75%) of the shares of Common Stock outstanding on a Fully Diluted Basis as of the earlier of a Date of Exercise and the IPO Date, as provided more fully in Section 4.02.

(b) Promptly following the IPO Date, the Company shall prepare and deliver to the Holder a notice executed by an Officer of the Company setting forth the number of shares of Common Stock outstanding on a Fully Diluted Basis at the close of business on the IPO Date and the number of Warrant Shares available for issuance under the Warrants, if any, on and after the IPO Date.

SECTION 2.02. Representations and Warranties of the Company. The Company hereby represents and warrants, on the date hereof, as follows:

(a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite power and authority to execute and deliver this Agreement and the Warrant Certificates, to issue the Warrants and the Warrant Shares and to perform its obligations under this Agreement and the Warrant Certificates.

(b) The execution, delivery and performance by the Company of this Agreement and the Warrant Certificates, the issuance of the Warrants and the issuance of the Warrant Shares upon exercise of the Warrants have been duly authorized by all necessary corporate or similar action.

(c) This Agreement and the Warrant Certificates have been duly executed and delivered by the Company and each constitutes a legal, valid, binding and enforceable obligation of the Company, except to the extent limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium and similar laws of general application related to the enforcement of creditor’s rights generally and (ii) general principles of equity. The Warrant Shares, when issued upon exercise of the Warrants in accordance with the terms thereof and this Agreement, shall be duly authorized, validly issued, fully paid and nonassessable shares of Common Stock with no liability on the part of the holders thereof, and shall be free from all taxes, liens, security interests, encumbrances, preemptive rights and charges.

SECTION 2.03. Representations and Warranties of the Holder. The Holder hereby represents and warrants, on the date hereof, as follows:

(a) The Holder has sufficient knowledge and experience in financial and business matters such that the Holder is capable of evaluating the merits and risks of its investment in the Company.

(b) The Holder is acquiring the Warrant and the Warrant Shares for investment for its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof. The Holder understands that the Warrants have not been registered under the Securities Act and, therefore, cannot be resold unless they are registered under the Securities Act or unless an exemption from registration is available.

(c) The Holder understands that no public market now exists for any of the securities issued by the Company and that the Company has made no assurances that a public market will ever exist for the Company’s securities.

(d) The Holder and, to the knowledge of the Holder, the Holder’s Affiliates have not participated in any public solicitation or advertisement of any offer in connection with the proposed issuance and sale of the Warrants.

ARTICLE III

WARRANT CERTIFICATES

SECTION 3.01. Warrant Certificates. Each Warrant Certificate shall evidence a Warrant representing the right, subject to the provisions contained herein and therein, to purchase from the Company Warrant Shares equal to the Exercise Amount calculated using the Exercise Percentage specified on such Warrant Certificate.

SECTION 3.02. Forms of Warrant Certificates. The Warrant Certificates shall be issued in the form of Exhibit A attached hereto, together with the form of the election to purchase (the “Election to Purchase”) and assignment to be attached thereto, and, in addition, may have such letters, numbers or other marks of identification or designation and such legends, summaries, or endorsements stamped, printed, lithographed or engraved thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as, in any particular case, may be required in the opinion of counsel for the Company to comply with any law or with any rule or regulation of any regulatory authority or agency, or to conform to customary usage. Concurrently with the execution and delivery of this Agreement, a Warrant Certificate for the Warrant being issued hereby shall be issued to Bayer.

SECTION 3.03. Execution of Warrant Certificates. The Warrant Certificates shall be executed on behalf of the Company by an Officer thereof, either manually or by facsimile signature printed thereon. In case any Officer of the Company who shall have signed any of the Warrant Certificates shall cease to be an Officer of the Company either before or after delivery thereof by the Company to any Holder, the signature of such Person on such Warrant Certificates shall be valid nevertheless and such Warrant Certificates may be issued and delivered to those persons entitled to receive the Warrants represented thereby with the same force and effect as though the Person who signed such Warrant Certificates had not ceased to be an Officer of the Company.

SECTION 3.04. Registration of Warrant Certificates. The Company shall number and keep a registry of the Warrant Certificates in a register as they are needed. The Company may deem and treat registered Holders as the absolute owners thereof for all purposes.

SECTION 3.05. Exchange and Transfer of Warrant Certificates.

(a) In addition to any other legend which may be required by applicable law, each Warrant Certificate representing a Warrant and each certificate representing Warrant Shares issued upon exercise of a Warrant shall have endorsed, to the extent appropriate, upon its face the following words:

NEITHER THE SECURITY REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY JURISDICTION. THIS SECURITY AND THE SECURITIES ISSUABLE UPON ITS EXERCISE MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, ASSIGNED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (I) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES THAT IS EFFECTIVE UNDER SUCH ACT OR APPLICABLE STATE SECURITIES LAW OR (II) ANY EXEMPTION FROM REGISTRATION UNDER SUCH ACT, OR APPLICABLE STATE SECURITIES LAW, RELATING TO

THE DISPOSITION OF SECURITIES, INCLUDING RULE 144, AND, IF REQUESTED BY THE COMPANY, AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY OPINING AS TO SUCH EXEMPTION.

THIS SECURITY IS SUBJECT TO THE PROVISIONS OF THE WARRANT AGREEMENT, DATED AS OF MARCH 26, 2007, BETWEEN THE COMPANY AND BAYER SCHERING PHARMA AG. A COPY OF SUCH WARRANT AGREEMENT IS AVAILABLE AT THE OFFICES OF THE COMPANY.

(b) The Warrant Certificate representing the Warrant issued hereby may be transferred or assigned by the Holder hereof, in whole or in part as to any unexercised portion of the Exercise Percentage; provided that: (i) for transfers made to a Person other than an Affiliate of the Holder, written notice is given to the Company at least ten (10) Business Days before the transfer and the transferor shall provide, at the Company’s request, an opinion of counsel reasonably satisfactory to the Company that such transfer does not require registration under the Securities Act, (ii) the transfer shall be for a portion of the Warrant Certificate not less than the Minimum Exercise Threshold, (iii) the Holder shall provide written notice to the Company of any transfer to an Affiliate within ten (10) Business Days after the transfer and (iv) the transferee shall agree to be bound by the terms of this Agreement. For purposes of Section 3.05(b)(i), Affiliate shall not include any Person which is an individual. Written notice given under this Section 3.05(b) shall include without limitation the name of the transferee, the Exercise Percentage transferred to such transferee, the date of the transfer and the transferee’s address for notice purposes.

(c) The Company shall from time to time note the permitted transfer of any outstanding Warrant Certificates in a warrant register to be maintained by the Company upon surrender thereof accompanied by a written instrument or instruments of transfer in form satisfactory to the Company duly executed by the Holder or Holders thereof or by the duly appointed legal representative thereof or by a duly authorized attorney. Upon any such registration of transfer, a new Warrant Certificate or Warrant Certificates will be issued to (x) the transferee representing a Warrant for the Exercise Percentage specified in the foregoing written notice in accordance with instructions in the form of assignment and (y) the transferor representing a Warrant for the remaining Exercise Percentage not transferred, if any.

(d) Warrant Certificates may be exchanged at the option of the Holder(s) thereof when surrendered to the Company at the address set forth in Section 6.10 hereof for another Warrant Certificate or Warrant Certificates of like tenor and representing in the aggregate a Warrant or Warrants for a like Exercise Percentage.

SECTION 3.06. Mutilated, Lost, Stolen or Destroyed Warrant Certificates. If any Warrant Certificate shall be mutilated, lost, stolen or destroyed, the Company shall issue, execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Warrant Certificate, or in lieu of or in substitution for a lost, stolen or destroyed Warrant Certificate, a new Warrant Certificate representing a Warrant for an equivalent Exercise Percentage. The Holder of the mutilated, lost, stolen or destroyed Warrant Certificates must provide reasonable indemnity sufficient to protect the Company from any loss which it may suffer if the Warrant Certificate is replaced; it being understood and agreed that, in the case of Bayer or any of its Affiliates, its written agreement to indemnify, shall be sufficient. Any such new Warrant Certificate shall constitute an original contractual obligation of the Company, whether or not the allegedly mutilated, lost, stolen or destroyed Warrant Certificate shall be at any time enforceable by anyone. The mutilated, lost, stolen or destroyed Warrant Certificate that has been substituted shall no longer be valid.

SECTION 3.07. Cancellation of Warrant Certificates. Any Warrant Certificate surrendered upon the exercise of a Warrant or for exchange or transfer shall be canceled and shall not be reissued by the Company; and, except as provided in Section 4.04 hereof in case of the exercise of less than the whole Warrant evidenced by a Warrant Certificate or in Section 3.05 in an exchange or transfer, no Warrant Certificate shall be issued hereunder in lieu of such canceled Warrant Certificate. Any Warrant Certificate so canceled shall be destroyed by the Company.

ARTICLE IV

WARRANT EXERCISE PRICE AND EXERCISE OF WARRANTS

SECTION 4.01. Exercise Price. Each Warrant Certificate shall, when signed by an Officer of the Company, entitle the Holder thereof to purchase from the Company, subject to the terms and conditions of this Agreement, the number of fully paid and nonassessable Warrant Shares evidenced thereby at a purchase price of $0.01 per share or such adjusted number of Warrant Shares at such adjusted purchase price as may be established from time to time pursuant to the provisions of Article V hereof (the initial purchase price, as so adjusted, if applicable, the “Exercise Price”), payable in full in accordance with Section 4.02 hereof, at the time of exercise of the Warrant.

SECTION 4.02. Exercise of Warrants. (a) The Warrant(s) shall be exercisable at any time or from time to time from the date of issuance until the Expiration Date. Each Warrant shall be exercisable for the number of Warrant Shares equal to the Exercise Amount calculated based on the Exercise Percentage specified therein, subject, in each case, to the adjustments set forth in Article V. The Warrant(s) may be exercised in whole or in part as to any permitted Exercise Percentage. The Exercise Amount for each exercise of a Warrant shall be calculated using the following formula:

Exercise Amount =

(1.75% * E * N)

Divided by

[1-1.75%*(A+R)]

Where:

E =	Exercise Percentage being exercised by Holder

N =	Number of shares of Common Stock outstanding on a Fully Diluted Basis before exercise of the Warrant, not including outstanding Warrants issued hereunder

A =	Aggregate Exercise Percentage held by exercising Holder before exercise of the Warrant

R =	Remaining Exercise Percentage held by all other Holders (not including the exercising Holder)

* =	Multiplied by

; provided that (i) the number of shares of Common Stock outstanding on a Fully Diluted Basis before exercise of the Warrant, not including outstanding Warrants issued hereunder and (ii) the summation of (A + R), each shall become fixed as of the IPO Date.

(b) The Warrants may be exercised by surrendering the Warrant Certificates representing such Warrants to the Company at its address set forth in Section 6.10 hereof, together with the Election to Purchase and an Investment Representation Statement substantially in the form attached as Exhibit B hereto, both duly completed and executed, accompanied by payment in full, as set forth in Section 4.02(c), to the Company of the Exercise Price for each Warrant Share in respect of which such Warrants are being exercised.

(c) The Exercise Price shall be paid in full: (i) by certified check or wire transfer in same day funds in an amount equal to the Exercise Price multiplied by the number of Warrant Shares then being purchased, (ii) by cancellation of a number of the Warrant Shares otherwise issuable to the Holder, such that the excess of the aggregate current Fair Market Value of such specified number of Warrant Shares on the Date of Exercise over the portion of the Exercise Price attributable to such specified number of Warrant Shares shall equal the aggregate Exercise Price attributable to the Warrant Shares to be issued or (iii) by a combination of the methods described in clauses (i) and (ii).

(d) For illustrative purposes, Exhibit C sets forth examples of the number of Warrant Shares issuable upon a series of hypothetical exercises of the Warrants, in full and in part, under differing scenarios taking into consideration the change in the calculation of the Exercise Amount resulting from the date of exercise of the Warrants taking place either prior to the IPO Date or on or after the IPO Date.

SECTION 4.03. Issuance of Warrant Shares. As soon as practicable on or after a Date of Exercise of any Warrants, the Company shall issue, or cause the Transfer Agent to issue, a certificate or certificates for the number of full Warrant Shares equal to the Exercise Amount rounded down to the nearest full share, registered in accordance with the instructions set forth in the Election to Purchase. All Warrant Shares issued upon the exercise of any Warrant in accordance with the Warrant Certificate and this Agreement shall be validly authorized and issued, fully paid, nonassessable, free of preemptive rights and, subject to Section 6.01 hereof, free from all taxes, liens, charges and security interests in respect of the issuance thereof. Each Person in whose name any such certificate for Warrant Shares is issued shall be deemed for all purposes to have become the holder of record of the Common Stock represented thereby on the Date of Exercise of the Warrant resulting in the issuance of such shares, irrespective of the date of issuance or delivery of such certificate for Warrant Shares.

SECTION 4.04. Certificates for Unexercised Warrants. In the event that, prior to the Expiration Date, a Warrant Certificate is exercised in respect of less than all of the Exercise Percentage specified therein, a new Warrant Certificate representing a Warrant for the remaining Exercise Percentage shall be issued and delivered pursuant to the provisions hereof.

SECTION 4.05. Reservation of Shares. The Company shall at all times reserve and keep available, solely for issuance and delivery upon exercise of the Warrants, the number of Warrant Shares from time to time issuable upon exercise of the Warrants. The transfer agent for the Common Stock, which may be the Company (the “Transfer Agent”), and every subsequent Transfer Agent for any shares of the Company’s capital stock issuable upon the exercise of any of the purchase rights represented by the Warrants, are hereby irrevocably authorized and directed at all times until the Expiration Date to reserve such number of authorized and unissued shares as shall be requisite for such purpose. The Company shall keep copies of each Warrant on file with the Transfer Agent for the Common Stock and with every subsequent Transfer Agent for any shares of the Company’s capital stock issuable upon the exercise of the rights of purchase represented by the Warrants. All Warrants surrendered upon the exercise of the rights thereby evidenced and not required to be returned to the Holder pursuant hereto shall be canceled.

SECTION 4.06. No Impairment. The Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Warrants, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holders against impairment.

SECTION 4.07. Expiration of Warrants. Each Warrant not exercised prior to the Expiration Date shall become void and all rights thereunder and all rights in respect thereof under this Agreement shall cease as of such time.

ARTICLE V

ADJUSTMENTS AND NOTICE PROVISIONS

SECTION 5.01. Adjustment of Exercise Price; Adjustment of Number of Shares.

(a) In case the Company shall declare a dividend or make a distribution on the outstanding shares of its Common Stock (including any distribution upon liquidation, dissolution or winding up), holders of Warrants shall be entitled to receive a pro rata portion of such dividend or distribution on an “as if” exercised basis upon the exercise of the Warrants. In case the Company shall (i) subdivide or reclassify the outstanding shares of its Common Stock into a greater number of shares or (ii) combine or reclassify the outstanding shares of its Common Stock into a smaller number of shares, or any similar event shall occur, the Exercise Price in effect immediately after the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding immediately before such subdivision, combination or reclassification, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such subdivision, combination or reclassification. Such adjustment shall be made successively whenever any event specified above shall occur.

(b) In connection with each adjustment of the Exercise Price pursuant to Section 5.01(a) hereof, but only if such adjustment occurs after the IPO Date, each Warrant shall thereupon evidence the right to purchase that number of Warrant Shares obtained by multiplying the number of Warrant Shares purchasable immediately prior to such adjustment upon exercise of the Warrant by the Exercise Price in effect immediately prior to such adjustment and dividing the product so obtained by the Exercise Price in effect immediately after such adjustment.

SECTION 5.02. Reorganizations. In case of any capital reorganization, other than in the cases referred to in Section 5.01 hereof, or the consolidation or merger of the Company with or into another corporation (other than a merger or consolidation in which the Company is the continuing corporation and which does not result in any reclassification of the outstanding shares of Common Stock or the conversion of such outstanding shares of Common Stock into shares of other stock or other securities or property) (collectively such actions being hereinafter referred to as “Reorganizations”), there shall thereafter be deliverable upon exercise of any Warrant (in lieu of the number of Warrant Shares theretofore deliverable) the number of shares of stock or cash or other securities or property to which a Holder (of the number of Warrant Shares which would otherwise have been deliverable upon the exercise of such Warrants) would have been entitled upon such Reorganization if such Warrant had been exercised in full immediately prior to such Reorganization. In case of any Reorganization, appropriate adjustment, as determined in good faith by the Board of Directors, shall be made in the application of the provisions herein set forth with respect to the rights and interests of Holders so that the provisions set forth herein shall thereafter be applicable, as nearly as possible, in relation to any shares or cash or other securities or property thereafter deliverable upon exercise of Warrants. Any such adjustment shall be made by and set forth in a supplemental agreement between the Company and any successor thereto. The Company shall not effect any such Reorganization unless upon or prior to the consummation thereof the successor corporation, or if the Company shall be the surviving corporation in any such Reorganization and is not the issuer of the shares of stock or other securities or property to be delivered to holders of shares of the Common Stock outstanding at the effective time thereof then such issuer, shall assume by written instrument the obligation to deliver to the Holder of any Warrant Certificate such shares or cash or other securities or property as such Holder shall be entitled to purchase in accordance with the foregoing provisions.

SECTION 5.03. Notice of Certain Actions. In the event the Company shall (a) declare any dividend payable in stock to the holders of its Common Stock or make any other distribution in property other than cash to the holders of its Common Stock, (b) offer to all holders of its Common Stock rights to subscribe for or purchase any shares of any class of stock or any other rights or options, (c) effect or approve or enter into any arrangements to effect an Initial Public Offering, (d) effect any reclassification of its Common Stock (other than a reclassification involving merely the subdivision or combination of outstanding shares of Common Stock), (e) effect or approve any capital reorganization or any consolidation or merger (other than a merger in which no distribution of cash, securities or other property is made to holders of Common Stock), (f) effect or approve any Substantial Disposition Transaction, or (g) effect or approve the liquidation, dissolution or winding up of the Company; then, in each such case, the Company shall cause notice of such proposed action to be mailed to each Holder in the manner set forth below. Such notice shall specify the date on which the books of the Company shall close, or a record be taken, for determining holders of Common Stock entitled to receive such stock dividend or other distribution or such rights or options, or the date on which such reclassification, reorganization, consolidation, merger, sale, transfer, other disposition, liquidation, dissolution, winding up or exchange shall take place or commence, as the case may be, and the date as of which it is expected that holders of record of Common Stock shall be entitled to receive cash, securities or other property deliverable upon such action, if any such date has been fixed. Such notice shall be mailed in the case of any action covered by clause (a) or (b) of this Section 5.03 at least ten (10) days prior to the record date for determining holders of the Common Stock for purposes of receiving such payment or offer; in the case of any action covered by clause (c) above, within ten (10) days of the action giving rise to the obligation to mail such notice; and in the case of any action covered by clause (d), (e), (f) or (g) above, at least 10 days prior to the earlier of the date upon which such action is to take place or any record date to determine holders of Common Stock entitled to receive such cash, securities or other property.

SECTION 5.04. Certificate of Adjustments. Whenever any adjustment is to be made pursuant to this Article V, the Company shall prepare a certificate executed by an Officer of the Company setting forth such adjustments to be mailed to each Holder, such notice to include in reasonable detail: (a) the events in respect of which the adjustment is being made, (b) the computation of any adjustments, and (c) the Exercise Price and the number of shares or the cash or other securities or property purchasable upon exercise of each Warrant after giving effect to such adjustment. Such notice shall be given promptly after the events in respect of which the adjustment is being made have occurred.

SECTION 5.05. Warrant Certificate Amendments. Irrespective of any adjustments pursuant to this Article V, Warrant Certificates theretofore or thereafter issued need not be amended or replaced, but certificates thereafter issued shall bear an appropriate legend or other notice of any adjustments; provided, however, that the Company may, at its option, issue new Warrant Certificates evidencing Warrants in such form as may be approved by the Board of Directors to reflect any adjustment in the Exercise Price and number of Warrant Shares purchasable under the Warrants.

SECTION 5.06. Fractional Shares. No fractional shares of Common Stock will be issued in connection with any exercise hereunder. In lieu of any remaining fractional share that may exist after aggregating all fractional shares for any Holder, the Company may pay an amount of cash to such Holder equal to the fraction multiplied by the Fair Market Value of a share of Common Stock.

ARTICLE VI

MISCELLANEOUS

SECTION 6.01. Payment of Taxes and Charges. The applicable Holder will pay all taxes and other government charges in connection with the issuance or delivery of the Warrants and the issuance or delivery of Warrant Shares upon the exercise of any Warrants and payment of the Exercise Price. The Company shall not pay any income taxes or transfer taxes in connection with the subsequent transfer of Warrants or any transfer involved in the issuance and delivery of Warrant Shares in a name other than the name in which the Warrants to which such issuance relates were registered, and, if any such tax would otherwise be payable by the Company, no such issuance or delivery shall be made unless and until the Person requesting such issuance has paid to the Company the amount of any such tax, or it is established to the reasonable satisfaction of the Company that any such tax has been paid.

SECTION 6.02. Periodic Information Requests. For so long as the Warrants are outstanding, and until such time or the Company has consummated an Initial Public Offering, the Company shall prepare and furnish to the Holders: (i) on an annual basis within one hundred and twenty (120) days following the end of each fiscal year, audited consolidated financial statements of the Company for such fiscal year and the budget and financial plan of the Company approved by the Board of Directors for the following fiscal year, including projected financial statements, (ii) on a quarterly basis within forty five (45) days following the end of each fiscal quarter, quarterly consolidated financial statements for such fiscal quarter and budgets and cash flow projections used in the normal management of the Company’s affairs and (iii) such other management and financial information as any Holder may reasonably request.

SECTION 6.03. Registration Rights. The Warrant Shares issuable upon exercise of the Warrants shall have registration rights identified as applicable to Bayer in an Investors’ Rights Agreement substantially in the form attached hereto as Exhibit D.

SECTION 6.04. Governing Law. This Agreement and each Warrant Certificate issued hereunder shall be governed by the laws of the State of New York without regard to principles of conflicts of laws thereof, except to the extent that the laws of the State of Delaware may be mandatorily applicable.

SECTION 6.05. Jurisdiction; Waiver of Jury Trial. (a) Each of the parties hereto irrevocably submits to the jurisdiction of (i) the Supreme Court of the State of New York, New York County, and (ii) the United States District Court for the Southern District of New York, for the purposes of any suit, action or other proceeding arising out of this Agreement, any agreement entered into in connection with this Agreement or any transaction contemplated hereby or thereby. Each of the parties hereto agrees to commence any action, suit or proceeding relating hereto in the United States District Court for the Southern District of New York or, if such suit, action or other proceeding may not be brought in such court for jurisdictional reasons, in the Supreme Court of the State of New York, New York County. Each of the parties hereto further agrees that service of any process, summons, notice or document by U.S. registered mail to such party’s respective address set forth in Section 6.10 hereof shall be effective service of process for any action, suit or proceeding in New York with respect to any matters to which it has submitted to jurisdiction in this clause. Each of the parties hereto irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement, any agreement entered into in connection with this Agreement or the transactions contemplated hereby or thereby in (x) the Supreme Court of New York, New York County, or (y) the United States District Court for the Southern District of New York, and hereby and thereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

(b) Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any litigation arising out of or relating to this Agreement. Each party (i) certifies that no representative, agent or attorney of another party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (ii) acknowledges that it has been induced to enter into this Agreement by, among other things, the mutual waivers and certifications set forth above in this Section 6.05.

SECTION 6.06. No Rights or Liabilities as Shareholder. Nothing contained in this Agreement shall be construed as conferring upon any Holder any rights as a shareholder of the Company or as imposing any obligation on any Holder to purchase any securities or as imposing any liabilities on any Holder as a shareholder of the Company, whether such obligation or liabilities are asserted by the Company or by creditors of the Company.

SECTION 6.07. Successor and Assigns. This Agreement and the rights and duties of the parties hereto shall be binding upon and shall inure to the benefit of the parties hereto and their respective executors, administrators, heirs, successors and permitted assigns.

SECTION 6.08. Descriptive Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of terms contained herein.

SECTION 6.09. Amendment. This Agreement may be amended only by a written instrument signed by the Company and Bayer.

SECTION 6.10. Notices. All notices and other communications provided for herein shall be dated and in writing and shall be deemed to have been duly given when sent by nationally recognized express courier or registered or certified mail, return receipt requested, postage prepaid and when received, if delivered personally or otherwise, to the Party to whom it is directed at its address indicated below:

If to Bayer:	Bayer Schering Pharma AG Muellerstrasse 178, D-13342 Berlin, Germany Attn: Legal Department

With a copy to:	Berlex, Inc. 340 Changebridge Road Pine Brook, NJ 07058 Attn: Berlex Pharmaceuticals Legal Department

-and-

Berlex, Inc. 340 Changebridge Road Pine Brook, NJ 07058 Attn: Corporate Business Development

-and-

Cravath, Swaine & Moore LLP Worldwide Plaza 825 Eighth Avenue New York, New York 10019 Attention: Peter S. Wilson, Esq.

If to Company:	Syndax Pharmaceuticals, Inc. 12481 High Bluff Drive, Suite 150 San Diego, CA 92130 Attn: President & CEO

With a copy to:	Reed Smith, LLP 1901 Avenue of the Stars, Suite 700 Los Angeles, CA 90067 Attn: Michael Sanders, Esq.

or at such other address as may have been specified by notice in writing to the other parties; provided that any such notice of change of address shall be deemed to have been duly given only when actually received.

SECTION 6.11. Defects in Notice. Failure to file any certificate or notice or to mail any notice, or any defect in any certificate or notice pursuant to this Agreement shall not affect in any way the rights of any Holder or the legality or validity of any adjustment made pursuant to Article V hereof, or any transaction giving rise to any such adjustment, or the legality or validity of any action taken or to be taken by the Company.

SECTION 6.12. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which, when taken together, shall constitute one and the same Agreement.

SECTION 6.13. Severability. If any provision of this Agreement (or any portion thereof) or the application of any such provision (or any portion thereof) to any Person or circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision hereof (or the remaining portion thereof) or the application of such provision to any other Persons or circumstances.

SECTION 6.14. Integration. This Agreement and the exhibits hereto which form a part hereof contain the entire understanding of the parties with respect to the subject matter hereof. This Agreement supersedes all prior agreements and understandings between the parties with respect to the subject matter hereof.

* * * signature page follows * * *

IN WITNESS WHEREOF, this Warrant Agreement has been duly executed by the parties as of the day and year first above written.

BAYER SCHERING PHARMA AG		SYNDAX PHARMACEUTICALS, INC.

By:	/s/ Ulrich Grohé	By:	/s/ Joanna C. Horobin
Print Name: Ulrich Grohé		Print Name: Joanna C. Horobin
Title: General Counsel		Title: President & CEO

By:	/s/ Ulrich Köstlin
Print Name: Dr. Ulrich Köstlin
Title: Member of the Executive Board

Exhibit A

[Form of]

Warrant Certificate

NEITHER THE SECURITY REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY JURISDICTION. THIS SECURITY AND THE SECURITIES ISSUABLE UPON ITS EXERCISE MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, ASSIGNED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (I) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES THAT IS EFFECTIVE UNDER SUCH ACT OR APPLICABLE STATE SECURITIES LAW, OR (II) ANY EXEMPTION FROM REGISTRATION UNDER SUCH ACT, OR APPLICABLE STATE SECURITIES LAW, RELATING TO THE DISPOSITION OF SECURITIES, INCLUDING RULE 144, AND, IF REQUESTED BY THE COMPANY, AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY OPINING AS TO SUCH EXEMPTION.

THIS SECURITY IS SUBJECT TO THE PROVISIONS OF THE WARRANT AGREEMENT, DATED AS OF MARCH 26, 2007, BETWEEN THE COMPANY AND BAYER SCHERING PHARMA AG. A COPY OF SUCH WARRANT AGREEMENT IS AVAILABLE AT THE OFFICES OF THE COMPANY.

No.	Exercise Percentage

SYNDAX PHARMACEUTICALS, INC.

WARRANT CERTIFICATE

THIS CERTIFIES that Bayer Schering Pharma AG or its registered assigns is the registered holder (the “Registered Holder”) of a Warrant representing the right to purchase the number, as determined below, of fully paid and nonassessable shares of common stock, par value $0.0001 per share (the “Common Stock”), of Syndax Pharmaceuticals, Inc. (the “Company”), a corporation organized under the laws of the State of Delaware at the Exercise Price at the times specified in the Warrant Agreement (as hereinafter defined), by surrendering this Warrant Certificate, with the form of Election to Purchase attached hereto duly executed together with the Investment Representation Statement annexed to the Warrant Agreement as Exhibit B and by paying in full the Exercise Price for the number of shares of Common Stock equal to the Exercise Amount. Payment of the Exercise Price shall be made as set forth in the Warrant Agreement. Upon initial issuance this Warrant Certificate represents the right to acquire, upon exercise in full, such number of shares of Common Stock as is issuable upon an exercise of the Warrant as to the Exercise Percentage specified herein.1

No Warrant may be exercised after the Expiration Date. The Warrant evidenced hereby shall thereafter become void, subject to the terms of the Warrant Agreement.

Prior to the Expiration Date, subject to Section 3.05 of the Warrant Agreement and any applicable laws, rules or regulations restricting transferability and to any restriction on transferability that may appear on this Warrant Certificate and in accordance with the terms of the Warrant Agreement, the Registered Holder shall be entitled to transfer this Warrant Certificate, in whole or in part, upon surrender of this Warrant Certificate at the principal office of the Company with the form of assignment set forth hereon duly executed; provided that, (i) for transfers made to a Person other than an Affiliate, written notice is given to the Company at least 10 Business Days before the transfer and the transferor shall provide, at the Company’s request, an opinion of counsel reasonably satisfactory to the Company that such transfer does not require registration under the Securities Act, (ii) the transfer shall be for a portion of this Warrant Certificate not less than the Minimum Exercise Threshold, (iii) the Holder shall provide written notice to the Company of any transfer to an Affiliate within 10 Business Days after the transfer, and (iv) the transferee shall agree to be bound by the terms of this Agreement; provided further that for purposes of this proviso, Affiliate shall not include any Person which is an individual. Written notice given under this paragraph shall include without limitation the name of the transferee, the Exercise Percentage transferred to such transferee, the date of the transfer and the transferee’s address for notice purposes. Upon any such transfer, a new Warrant Certificate or Warrant Certificates will be issued to (x) the transferee representing a Warrant for the Exercise Percentage specified in the foregoing written notice in accordance with instructions in the form of assignment and (y) the transferor representing a Warrant for the remaining Exercise Percentage not transferred, if any.

Upon the exercise of a Warrant for less than all of the Exercise Percentage evidenced by this Warrant Certificate, there shall be issued to the Registered Holder a new Warrant Certificate in respect of the portion of the Exercise Percentage not exercised.

Prior to the Expiration Date, the Registered Holder shall be entitled to exchange this Warrant Certificate, with or without other Warrant Certificates, for another Warrant Certificate or Warrant Certificates for a Warrant or Warrants for the same aggregate Exercise Percentage upon surrender of this Warrant Certificate at the principal office of the Company, subject to the terms of the Warrant Agreement.

[1]	(i) In the case of a Warrant Certificate issued after a partial exercise, replace the Exercise Percentage specified herein with the amount equal to the Exercise Percentage specified herein minus the Exercise Percentage being exercised; (ii) in the case of Warrant Certificates issued on transfer, (x) use the transferred Exercise Percentage for the transferee and (y) replace the Exercise Percentage specified herein with the remaining Exercise Percentage for the transferor and (iii) in the case of Warrant Certificates issued after a transfer and a subsequent partial exercise, replace the Exercise Percentage specified herein with the Exercise Percentage of the Warrant Certificate immediately after the transfer reduced by the percentage of the Exercise Percentage exercised in the partial exercise.

Upon certain events provided for in the Warrant Agreement, the Exercise Price and the shares of Common Stock issuable upon the exercise of each Warrant shall be adjusted as provided in the Warrant Agreement.

This Warrant Certificate is issued under and in accordance with the Warrant Agreement dated as of March 26, 2007 (the “Warrant Agreement”), between the Company and Bayer Schering Pharma AG and is subject to the terms and provisions contained in the Warrant Agreement. All capitalized terms not defined herein shall have the meanings given such terms as set forth in the Warrant Agreement.

This Warrant Certificate shall not entitle the Registered Holder to any of the rights of a stockholder of the Company, including, without limitation, the right to vote, to receive dividends and other distributions, or to attend or receive any notice of meetings of stockholders or any other proceedings of the Company.

IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed as of the date set forth below.

Date

SYNDAX PHARMACEUTICALS, INC.

By:
Name:
Title:

[Form of Assignment]

FOR VALUE RECEIVED, the undersigned hereby irrevocably sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned represented by the within Warrant Certificate, with respect to the number of Warrant Shares issuable upon exercise of the Warrant for the Exercise Percentage set forth below:

Name of Assignee	Address	Exercise Percentage

and does hereby irrevocably constitute and appoint                      true and lawful Attorney, to make such transfer on the books of Syndax Pharmaceuticals, Inc. maintained for that purpose, with full power of substitution in the premises.

Date:

Signature

(Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)

[Form of Election To Purchase]

The undersigned hereby irrevocably elects to exercise the Warrant represented by this Warrant Certificate as to an Exercise Percentage of     %2, which represents an Exercise Amount of                     3 shares of Common Stock of Syndax Pharmaceuticals, Inc. (the “Company”), based on the number of shares of Common Stock outstanding on a Fully Diluted Basis equal to                     4 shares, and requests that certificates for such shares be issued and delivered as follows:

ISSUE TO:

(NAME)

(ADDRESS, INCLUDING ZIP CODE)

(SOCIAL SECURITY OR OTHER IDENTIFICATION NUMBER)

DELIVER TO:
(NAME)

at
(ADDRESS, INCLUDING ZIP CODE)

In full payment of the purchase price with respect to the exercise of Warrants, the undersigned:

☐	hereby tenders payment of $ by cash, certified check, cashier’s check or money order payable in United States currency to the order of the Company; or

☐	hereby delivers to the Company for cancellation the portion of the Warrant representing that number of Warrant Shares otherwise issuable to the holder, such that the excess of the aggregate current Fair Market Value of such specified number of Warrant Shares on the Date of Exercise over the portion of the Exercise Price attributable to such specified number of Warrant Shares shall equal the aggregate Exercise Price attributable to the Warrant Shares being purchased.

[2]	Holder shall fill in the applicable permitted Exercise Percentage.
[3]	The Company shall fill in the Exercise Amount.
[4]	The Company shall fill in the number of outstanding shares of Common Stock on a Fully Diluted Basis (which shall become fixed on the IPO Date).

If the Warrant hereby exercised is less than the whole Warrant represented by this Warrant Certificate, the undersigned requests that a new Warrant Certificate representing the portion of the Warrant not exercised be issued and delivered as follows:

ISSUE TO:

(NAME)

(ADDRESS, INCLUDING ZIP CODE)

(SOCIAL SECURITY OR OTHER IDENTIFICATION NUMBER)

DELIVER TO:

(NAME)

at

(ADDRESS, INCLUDING ZIP CODE)

Date:                      ,

Signature

(Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)

PLEASE INSERT SOCIAL SECURITY OR TAX I.D. NUMBER OF HOLDER

Exhibit B

INVESTMENT REPRESENTATION STATEMENT

Shares of Common Stock of Syndax Pharmaceuticals, Inc.

In connection with the purchase of the above-listed securities the undersigned hereby represents to Syndax Pharmaceuticals, Inc. (the “Company”) as follows:

1. Receipt of Information. The undersigned has received all the information it considers necessary or appropriate for deciding whether to purchase the Common Stock issuable upon exercise of the Warrant (the “Warrant”) issued by the Company to the undersigned.

2. Investment Representation.

(a) The shares of stock to be received upon the exercise of the Warrant (the “Securities”) will be acquired for investment for its own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and the undersigned has no present intention of selling, granting participation in or otherwise distributing the same, but subject, nevertheless, to any requirement of law that the disposition of its property shall at all times be within its control.

(b) The undersigned understands that the Securities issuable upon exercise of the Warrant at the time of issuance may not be registered under the Securities Act of 1933, as amended (the “Act”), and applicable state securities laws, on the ground that the issuance of such securities is exempt pursuant to Section 4(2) of the Act and state law exemptions relating to offers and sales not by means of a public offering, and that the Company’s reliance on such exemptions is predicated in part on the undersigned’s representations set forth herein.

(c) The undersigned agrees that in no event will it make a disposition of any Securities acquired upon the exercise of the Warrant (other than pursuant to Rule 144 or Rule 144A promulgated by the Securities and Exchange Commission under the Act or any similar or analogous rule) unless and until (x) for dispositions made to a Person other than an Affiliate of the Holder, (i) it shall have notified the Company of the proposed disposition and (if requested by the Company) shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and (ii) it shall have furnished the Company with an opinion of counsel satisfactory to the company and the Company’s counsel to the effect that (A) appropriate action necessary for compliance with the Act and any applicable state securities laws has been taken or an exemption from the registration requirements of the Act and such laws is available, and (B) that the proposed transfer will not violate any of said laws and (y) for dispositions made to an Affiliate of the Holder, it shall have notified the Company of the disposition within 10 Business Days after the disposition. For purposes of Section 2(c), Affiliate shall not include any Person which is an individual.

B-1

(d) The undersigned represents that it has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investments.

(e) The undersigned acknowledges that the Securities issuable upon exercise of the Warrant must be held indefinitely unless subsequently registered under the Act or an exemption from such registration is available. The undersigned is aware of the provisions of Rule 144 promulgated under the Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions. The undersigned is aware that the conditions for resale set forth in Rule 144 may not have been satisfied.

Dated:

(Signature)

(Typed or Printed Name)

(Title)

B-2

Exhibit C

EXAMPLES OF CALCULATION OF WARRANT SHARES BEING EXERCISED ON A

GIVEN EXERCISE DATE AND WARRANT SHARES REMAINING THEREAFTER

Example A:

Assuming that:

(1)	the number of shares of Common Stock outstanding on a fully diluted basis, not including the Warrant Shares, as of 15-Jan-07 = 100,000,000

(2)	an IPO has not been consummated as of 15-Dec-07; and

(3)	Bayer determines to exercise the Warrants in full on January 15, 2007.

Then:

Exercise Amount =

(1.75% * E * N)

Divided by

[1-1.75%*(A+R)]

Where:

E =	Exercise Percentage being exercised by Holder

N =	Number of shares of Common Stock outstanding on a Fully Diluted Basis before exercise of the Warrant, not including outstanding Warrants issued hereunder

A =	Aggregate Exercise Percentage held by exercising Holder before exercise of the Warrant

R =	Remaining Exercise Percentage held by all other Holders (not including the exercising Holder)

* =	Multiplied by

where

(i)	E = 100%

(ii)	N = 100,000,000

(iii)	A = 100%

(iv)	R = 0%

Exercise Amount calculated as follows:

[(0.0175*1.00*100,000,000)/(1-0.0175*(1.00+0))] = 1,781,170.48

Accordingly Bayer would be issued 1,781,170 shares of Common Stock, the number of shares of Common Stock outstanding on a Fully Diluted Basis following the exercise of the Warrant would be equal to 101,781,170 there would be no remaining unexercised portion of the Grant Percentage and no remaining Warrant Shares issuable.

Example B:

Assuming that:

(1)	the number of shares of Common Stock outstanding on a fully diluted basis, not including the Warrant Shares, as of:

15-Jan-07 = 100,000,000

15-Mar-07 = 110,000,000

15-Aug-07 = 120,000,000

15-Dec-07 = 130,000,000;

(2)	an IPO has not been consummated as of 15-Dec-07; and

(3)	Bayer determines to exercise the Warrants as to an Exercise Percentage of 25% on each of the following dates:

15-Jan-07

15-Mar-07

15-Aug-07

15-Dec-07;

Then:

Exercise Amount =

(1.75% * E * N)

Divided by

[1-1.75%*(A+R)]

Where:

E =	Exercise Percentage being exercised by Holder

N =	Number of shares of Common Stock outstanding on a Fully Diluted Basis before exercise of the Warrant, not including outstanding Warrants issued hereunder

A =	Aggregate Exercise Percentage held by exercising Holder before exercise of the Warrant

R =	Remaining Exercise Percentage held by all other Holders (not including the exercising Holder)

* =	Multiplied by

on 15-Jan-07, where

(i)	E = 25%

(ii)	N = 100,000,000

(iii)	A = 100%

(iv)	R = 0%

Exercise Amount calculated as follows:

[(0.0175*.25*100,000,000)/(1-0.0175*(1.00+0))] = 445,292.61

Accordingly Bayer would be issued 445,292 shares of Common Stock as of 15-Jan-07, the remaining aggregate exercise percentage held by all Holders would equal 75% and Warrant Shares remain issuable.

on 15-Mar-07

(i)	E = 25%

(ii)	N = 110,000,000

(iii)	A = 75%

(iv)	R = 0%

Exercise Amount calculated as follows:

[(0.0175*.25*110,000,000)/(1-0.0175*(.75+0))] = 487,650.41

Accordingly Bayer would be issued 487,650 shares of Common Stock as of 15-Mar-07, the remaining aggregate exercise percentage held by all Holders would equal 50% and Warrant Shares remain issuable.

on 15-Aug-07

(i)	E = 25%

(ii)	N = 120,000,000

(iii)	A = 50%

(iv)	R = 0%

Exercise Amount calculated as follows:

[(0.0175*.25*120,000,000)/(1-0.0175*(.50+0))] = 529,634.30

Accordingly Bayer would be issued 529,634 shares of Common Stock as of 15-Aug-07, the remaining aggregate exercise percentage held by all Holders would equal 25% and Warrant Shares remain issuable.

on 15-Dec-07

(i)	E = 25%

(ii)	N = 130,000,000

(iii)	A = 25%

(iv)	R = 0%

Exercise Amount calculated as follows:

[(0.0175*.25*130,000,000)/(1-0.0175*(.25+0))] = 571,249.22

Accordingly Bayer would be issued 571,249 shares of Common Stock as of 15-Dec-07 and no Warrant Shares remain issuable.

In total, at the end of all such exercises, Bayer would be issued 2,033,825 shares of Common Stock.

Example C:

Assuming that:

(1)	the number of shares of Common Stock outstanding on a fully diluted basis, not including the Warrant Shares, as of:

15-Jan-07 = 100,000,000

15-Aug-07 = 120,000,000

15-Dec-07 = 120,000,000;

(2)	an IPO is consummated on 15-Aug-07; and

(3)	Bayer determines to exercise the Warrants as to an Exercise Percentage of 33 1/3% on each of the following dates:

15-Jan-07

15-Dec-07

01-Jan-09;

Then “Exercise Amount” shall mean...

Exercise Amount =

(1.75% * E * N)

Divided by

[1-1.75%*(A+R)]

Where:

E =	Exercise Percentage being exercised by Holder

N =	Number of shares of Common Stock outstanding on a Fully Diluted Basis before exercise of the Warrant, not including outstanding Warrants issued hereunder

A =	Aggregate Exercise Percentage held by exercising Holder before exercise of the Warrant

R =	Remaining Exercise Percentage held by all other Holders (not including the exercising Holder)

* =	Multiplied by

; provided that (i) the number of shares of Common Stock outstanding on a Fully Diluted Basis before exercise of the Warrant, not including outstanding Warrants issued hereunder and (ii) the summation of (A + R), each shall become fixed as of the IPO Date.

where for the 15-Jan-07,

(i)	E = 33.33%

(ii)	N = 100,000,000

(iii)	A = 100%

(iv)	R = 0%

Exercise Amount calculated as follows:

[(0.0175*.3333*100,000,000)/(1-0.0175*(1.00+0))]= 593,664.12

Accordingly Bayer would be issued 593,664 shares of Common Stock as of 15-Jan-07, the remaining aggregate exercise percentage held by all Holders would equal 66.67% and Warrant Shares remain issuable.

on 15-Aug-07, the IPO Date

(i)	N = 120,000,000

(ii)	A = 66.67%

(iii)	R = 0%

Note: The denominator of the calculation of Exercise Amount is fixed on the IPO Date.

on 15-Dec-07

(i)	E = 33.34%

(ii)	N = 120,000,000 (Fixed on the IPO Date)

(iii)	A = 66.67% (Fixed on the IPO Date)

(iv)	R = 0% (Fixed on the IPO Date)

Exercise Amount calculated as follows:

[(0.0175*.3334*120,000,000)/(1-0.0175*(.6667+0))]= 708,298.90

Accordingly Bayer would be issued 708,298 shares of Common Stock as of 15-Dec-07, and there would be 708,298 Warrant Shares remaining issuable.

on 01-Jan-09

(i)	E = 33.34%

(ii)	N = 120,000,000 (Fixed on the IPO Date)

(iii)	A = 66.67% (Fixed on the IPO Date)

(iv)	R = 0% (Fixed on the IPO Date)

Exercise Amount calculated as follows:

[(0.0175*.3334*120,000,000)/(1-0.0175*(.6667+0))]= 708,298.90

Accordingly Bayer would be issued 708,298 shares of Common Stock as of 01-Jan-09, and there would be no Warrant Shares remaining issuable.

In total, at the end of all such exercises, Bayer would be issued 2,010,260 shares of Common Stock.

Example D:

Assuming that:

(1)	the number of shares of Common Stock outstanding on a fully diluted basis, not including the Warrant Shares, as of:

15-Jan-07 = 100,000,000

15-Aug-07 = 120,000,000

15-Dec-07 = 130,000,000;

(2)	an IPO is consummated on 15-Aug-07; and

(3)	Bayer determines to:

transfer 50% of the Warrants to an Affiliate on 14-Jan-07, which then determines to exercises its Warrants in 2 approximately equal parts on 15-Jan-07 and 15-Dec-07; and Bayer exercises its remaining Warrants in full on 15-Dec-07;

Then “Exercise Amount” shall mean...

Exercise Amount =

(1.75% * E * N)

Divided by

[1-1.75%*(A+R)]

Where:

E =	Exercise Percentage being exercised by Holder

N =	Number of shares of Common Stock outstanding on a Fully Diluted Basis before exercise of the Warrant, not including outstanding Warrants issued hereunder

A =	Aggregate Exercise Percentage held by exercising Holder before exercise of the Warrant

R =	Remaining Exercise Percentage held by all other Holders (not including the exercising Holder)

* =	Multiplied by

; provided that (i) the number of shares of Common Stock outstanding on a Fully Diluted Basis before exercise of the Warrant, not including outstanding Warrants issued hereunder and (ii) the summation of (A + R), each shall become fixed as of the IPO Date.

where on 15-Jan-07 the Transferee’s

(i)	E = 25%

(ii)	N = 100,000,000

(iii)	A = 50%

(iv)	R = 50%

Exercise Amount calculated as follows:

[(0.0175*.25*100,000,000)/(1-0.0175*(.50+.50))]= 445,292.61

Accordingly the Transferee would be issued 445,292 shares of Common Stock as of 15-Jan-07, Bayer’s remaining Exercise Percentage would equal 50% while Transferee’s would be 25% and Warrant Shares remain issuable.

on 15-Aug-07, the IPO Date

(i)	N = 120,000,000

(ii)	A = 25%

(iii)	R = 50%

on 15-Dec-07 for Transferee’s exercise

(i)	E = 25%

(ii)	N = 120,000,000 (Fixed at IPO Date)

(iii)	A = 25% (Fixed at IPO Date)

(iv)	R = 50% (Fixed at IPO Date)

Exercise Amount calculated as follows:

[(0.0175*.25*120,000,000)/(1-0.0175*(.25+.50))]= 531,982.26

Accordingly the Holder would be issued 531,982 shares of Common Stock as of 15-Dec-07.

on 15-Dec-07 for Bayer’s exercise

(i)	E = 50%

(ii)	N = 120,000,000 (Fixed at IPO Date)

(iii)	A = 25% (Fixed at IPO Date)

(iv)	R = 50% (Fixed at IPO Date)

Exercise Amount calculated as follows:

[(0.0175*.50*120,000,000)/(1-0.0175*(.25+.50))]= 1,063,964.53

Accordingly Bayer would be issued 1,063,964 shares of Common Stock as of 15-Dec-07.

Exhibit D

Form of Investors’ Rights Agreement

D-1